UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017 (June 12, 2017)

Runway Growth Credit Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Woodside Road, Woodside, California	94062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 206-4604

GSV Growth Credit Fund Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On June 12, 2017, the Registrant delivered a capital drawdown notice to its investors relating to the sale of approximately 1,666,666.67 shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”), for an aggregate offering price of $25,000,000. The sale is expected to close on or about June 26, 2017.

The sale of Common Stock is being made pursuant to subscription agreements (the “Subscription Agreements”) entered into by the Registrant, on the one hand, and each investor in the Registrant, on the other hand. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 business days’ prior notice to investors.

The issuance and sale of the Common Stock are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2017, the Board of Directors (the “Board”) of the Registrant adopted Articles of Amendment for the purpose of amending the Registrant’s current Articles of Amendment and Restatement in order to change its corporate name to “Runway Growth Credit Fund Inc.” from “GSV Growth Credit Fund Inc.” The Registrant filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland implementing the change in the Registrant’s name, to be effective as of June 13, 2017. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

In addition, on June 12, 2017, the Board approved Amended and Restated Bylaws (the “Amended and Restated Bylaws”), to be effective as of June 13, 2017. The Amended and Restated Bylaws delete any reference to “GSV Growth Credit Fund Inc.” and insert “Runway Growth Credit Fund Inc.” in lieu thereof. In addition, Section 2 of Article II in the Amended and Restated Bylaws has been revised to delete reference to the 2017 annual meeting of stockholders. All of the other provisions of the Registrant’s bylaws shall remain in full force and effect. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment
3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Credit Fund Inc.

Date: June 14, 2017	By:	/s/ Thomas B. Raterman
Thomas B. Raterman Chief Financial Officer, Treasurer and Secretary